UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

OSPREY TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39113	83-1833760
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, 10th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 920-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	SFTW.U	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On November 5, 2019, Osprey Technology Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 27,500,000 of its units (“Units”), each unit consisting of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one half of one whole redeemable warrant to purchase one share of Common Stock. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $275,000,000. Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (the “Private Placement”) of 7,500,000 warrants (the “Placement Warrants”) in a private placement transaction at a price of $1.00 per Placement Warrant, generating gross proceeds of $7,500,000.

A total of $275,000,000, comprised of $269,500,000 of the proceeds from the IPO, including $9,625,000 of the underwriters’ deferred discount, and $5,500,000 of the proceeds of the sale of the Placement Warrants, were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet, as of November 5, 2019 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2019

OSPREY TECHNOLOGY ACQUISITION CORP.

By: /s/ Jeffrey F. Brotman
Name: Jeffrey F. Brotman
Title: Chief Financial Officer, Chief Legal Officer and Secretary